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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 25, 2005


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    1-13486                   43-1695093
       (State or Other              (Commission                 (IRS Employer
Jurisdiction of Incorporation)      File Number)             Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                          --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE.

On May 25, 2005, the Company issued a press release announcing that a special committee of its board of directors approved an agreement entered into between an investor group and its principal stockholder, John Q. Hammons on May 24, 2005. That agreement describes the arrangements the parties propose to enter into in connection with the investor group's proposed acquisition of the Company. Either party may terminate that agreement if the parties have not signed definitive agreements for each described arrangement by June 2, 2005. The Company's board of directors has allowed the parties until the earlier of June 30, 2005 or the termination of the agreement between the parties to finalize these agreements.

The investor group reconfirmed their offer to acquire the Company's Class A shares for $24.00 per share and acknowledged that the Special Committee has reserved the right to recommend to the full Board of Directors that any merger be subject to the approval of a majority of the Class A stockholders other than Mr. Hammons and his affiliated entities.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued today. A copy of the agreement described in this item is attached as Exhibit 99.2, and is furnished to the Securities and Exchange Commission. Those exhibits and the information above are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

    ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    Exhibit No.                            Exhibit
    -----------                            -------

       99.1         Press Release, dated May 25, 2005, issued by the registrant

       99.2 Transaction Agreement by and among John Q. Hammons, Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons, Inc., JD Holdings, LLC, and JQH Acquisition, LLC, dated as of May 24, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              JOHN Q. HAMMONS HOTELS, INC.



                                              By:  /s/ Paul E. Muellner
                                                  ------------------------------
                                                  Name:  Paul E. Muellner
                                                  Title: Chief Financial Officer

Date: May 25, 2005



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                                  EXHIBIT INDEX

        Exhibit No.                             Exhibit
        -----------                             -------

           99.1          Press Release, dated May 25, 2005, issued by John Q.
                         Hammons Hotels, Inc.

           99.2 Transaction Agreement by and among John Q. Hammons, Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, Hammons, Inc., JD Holdings, LLC, and JQH Acquisition, LLC, dated as of May 24, 2005



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